UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 20, 2012

Affinity Gaming
(Exact name of registrant as specified in its charter)

Nevada	000-54085	02-0815199
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3755 Breakthrough Way Suite 300 Las Vegas, NV	89135	(702) 341-2400
(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 20, 2012, the Board of Directors of Affinity Gaming (“Affinity,” "we" or "us") declared a dividend of one preferred share purchase right (a “Right”) payable on December 21, 2012, for each outstanding share of Common Stock, par value $0.001 per share (the “Common Shares”), outstanding on December 21, 2012 (the “Record Date”) to the stockholders of record on that date. Each Right entitles the registered holder of a Common Share to purchase from us one one-thousandth of a share of Series A Preferred Stock, par value $0.001 per share (the “Preferred Shares”), of Affinity, at a price of $45.00 per one one-thousandth of a Preferred Share represented by a Right (the “Purchase Price”), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the “Rights Agreement”), dated effective December 21, 2012, between Affinity and American Stock Transfer & Trust Company, LLC, as Rights Agent.

Distribution Date; Exercisability; Expiration

Initially, the Rights will be attached to all Common Shares and the Rights will be evidenced (subject to the provisions of Section 3.2 of the Agreement) by the certificates for Common Shares registered in the names of the holders thereof or, in the case of uncertificated Common Shares registered in book entry form (“Book Entry Shares”), by notation in book entry (which certificates for Common Shares and Book Entry Shares shall also be deemed to be Right Certificates) and not by separate Right Certificates evidencing the Rights (“Rights Certificates”). The Rights Agreement provides that, until the Distribution Date (as hereinafter defined) (or earlier redemption or expiration of the Rights) (i) the Rights will be transferred with and only with the Common Shares, (ii) new Common Share certificates issued after the Record Date or upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference, and we will deliver a notice to that effect upon the transfer or new issuance of Book Entry Shares, and (iii) the surrender for transfer of any certificates for Common Shares or any Book Entry Shares outstanding as of the Record Date, even without such notation or a copy of the Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate or Book Entry Shares. The Rights would separate and begin trading separately from the Common Shares, and separate Rights Certificates will be issued evidence the rights on the earlier to occur of (i) 10 days following a public announcement, or the public disclosure of facts indicating, that a Person (as defined in the Rights Agreement) or group of Affiliated or Associated Persons (as such terms are defined in the Rights Agreement) has acquired Beneficial Ownership (as defined below) of 15% or more of the outstanding Common Shares (an “Acquiring Person”) (or, in the event an exchange is effected in accordance with Section 24 of the Rights Agreement and the Board determines that a later date is advisable, then such later date that is not more than 20 days after such public announcement) or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the outstanding Common Shares (the earlier of such dates, the “Distribution Date”). As soon as practicable after the Distribution Date, we will prepare and cause the Rights Certificates to be sent to each holder of record as of the close of business on the Distribution Date.

Acquiring Person shall not include (i) Affinity, (ii) any subsidiary of Affinity, (iii) any employee benefit plan of Affinity or of any subsidiary of Affinity, (iv) any entity holding Common Shares for or pursuant to the terms of any such employee benefit plan, (v) any Person who or which, at the close of business on the Record Date, is a Beneficial Owner of 15% or more of the Common Shares of Affinity then outstanding, other than a Person who or which is not an Affiliate or Associate of the Beneficial Owner (as defined in the Rights Agreement) on the Record Date and who or which subsequently becomes an Affiliate or Associate of such Beneficial Owner without the prior written approval of the Board of Directors (a “Grandfathered Stockholder”); provided, however, that if a Grandfathered Stockholder becomes, after the Record Date, the Beneficial Owner of additional Common Shares (other than Common Shares acquired solely as a result of corporate action of Affinity not caused, directly or indirectly, by such Person) at any time such that the Grandfathered Stockholder is or thereby becomes the Beneficial Owner of 15% or more of the Common Shares then outstanding, then such Grandfathered Stockholder shall be deemed an Acquiring Person; provided, however, that upon the first decrease of a Grandfathered Stockholder's Beneficial Ownership below 15%, such Grandfathered Stockholder shall no longer be considered a Grandfathered Stockholder.

“Beneficial Ownership” shall include (i) any securities such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly, (ii) except under limited circumstances, securities such Person or any such Person's Affiliates or Associates has the right to acquire or vote pursuant to any agreement, arrangement or understanding, (iii) any securities which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any securities of Affinity or for the purpose of obtaining, changing or influencing the control of Affinity and (iv) any securities which are the subject of, or the reference securities for, or that underlie, any derivative securities (as defined under Rule 16a−1 under the Exchange Act) that increase in value as the value of the underlying equity increases of such Person or any of such Person's Affiliates or Associates, with the number of Common Shares deemed Beneficially Owned being the notional or other number of Common Shares specified in the documentation evidencing the derivative interest as being subject to be acquired upon the exercise or settlement of the derivative interest or as the basis upon which the value or settlement amount of such derivative interest is to be calculated in whole or in part or, if no such number of Common Shares is specified in such documentation, as determined by the Board of Directors in its sole discretion to be the number of Common Shares to which the derivative interest relates.

The Rights are not exercisable until the Distribution Date. The Rights will expire on December 21, 2015 (the “Final Expiration Date”), unless the Final Expiration Date is extended or unless we earlier redeem the Rights, in each case, as described below.

As of December 21, 2012, there were 20,226,833 shares of Common Shares issued and outstanding, as well as compensatory stock options to purchase 544,226 Common Shares, 219,223 of which have vested. As long as the Rights are attached to the Common Shares, we will issue one Right with each new Common Share so that all such shares will have Rights attached.

Exempt Persons

The Board of Directors may, in its sole and absolute discretion, determine that a Person is exempt from the Rights Agreement (an “Exempt Person”); provided that such determination is made, and no Person shall qualify as an Exempt Person unless such determination is made, prior to such time as any Person becomes an Acquiring Person; provided further that any Person will cease to be an Exempt Person if the Board of Directors makes a contrary determination with respect to such Person regardless of the reason therefor.

Flip-In Event

If a Person or group becomes an Acquiring Person at any time after the date of the Rights Agreement (with certain limited exceptions) the Rights will become exercisable for Common Shares (or, in certain circumstances, Preferred Shares or other similar securities of Affinity) having a value equal to two times the exercise price of the Right. From and after the announcement that any Person has become an Acquiring Person, if the Rights evidenced by a Right Certificate are or were at any time on or after the earlier of (i) the date of such announcement or (ii) the Distribution Date acquired or beneficially owned by an Acquiring Person or an Associate or Affiliate of an Acquiring Person, such Rights shall become void, and any holder of such Rights shall thereafter have no right to exercise such Rights.

Flip-Over

If, at any time after a Person becomes an Acquiring Person, (i) we consolidate with, or merge with and into, any other Person; (ii) any Person consolidates with Affinity, or merges with and into Affinity, and Affinity is the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Shares are or will be changed into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property; or (iii) 50% or more of its consolidated assets or Earning Power (as defined in the Rights Agreement) are sold, then proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right.

Upon the occurrence of a flip-in or flip-over event, if the Board of Directors so elects, we shall deliver upon payment of the exercise price of a Right an amount of cash or securities equivalent in value to the Common Shares issuable upon exercise of a Right; provided that, if we fail to meet such obligation within 30 days following of the announcement that a Person has become an Acquiring Person, we must deliver, upon exercise of a Right but without requiring payment of the exercise price then in effect, Common Shares (to the extent available) and cash equal in value to the difference between the value of the Common Shares otherwise issuable upon the exercise of a Right and the exercise price then in effect. The Board of Directors may extend the 30-day period described above for up to an additional 60 days to permit the taking of action that may be necessary to authorize sufficient additional Common Shares to permit the issuance of Common Shares upon the exercise in full of the Rights.

Exchange

At any time after any Person becomes an Acquiring Person and prior to the acquisition by any Person or group of a majority of the outstanding Common Shares, Affinity's Board of Directors may exchange the Rights (other than Rights owned by such Person or group which have become void), in whole or in part, at an exchange ratio of one Common Share per Right (subject to adjustment).

Redemption

At any time prior to the time any Person becomes an Acquiring Person, Affinity's Board of Directors may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Amendment

The terms of the Rights may be amended by Affinity's Board of Directors without the consent of the holders of the Rights. However, the Board may not amend the Rights Agreement to lower the threshold at which a person or group becomes an Acquiring Person to below 10% of the outstanding Common Shares.  In addition, the Board may not cause a person or group to become an Acquiring Person by lowering this threshold below the percentage interest that such person or group already owns from and after such time as any Person becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights (other than the Acquiring Person and its Affiliates and Associates).

Adjustment

The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights is subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares; (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then current market price of the Preferred Shares; or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above).

The number of outstanding Rights and the number of Preferred Shares issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

Preferred Stock

The value of the one one-thousandth of a Preferred Share purchasable upon exercise of each Right should approximate the long-term value of one Common Share. Each one-thousandth of a Preferred Share will entitle the holder thereof to the same dividends and liquidation rights as if the holder held one Common Share and will be treated the same as a Common Share in the event of a merger, consolidation or other share exchange. These rights are protected by customary antidilution provisions.

Rights of Holders

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of Affinity, including, without limitation, the right to vote or to receive dividends.

Certain Anti-Takeover Effects

The Rights will not prevent a takeover of Affinity. However, the Rights may cause substantial dilution to a Person or group that acquires 15% or more of the outstanding Common Shares. The Rights, however, should not interfere with any merger or other business combination approved by Affinity's Board of Directors.

Further Information

A copy of the Rights Agreement is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by this reference. A copy of the Rights Agreement is available free of charge from Affinity. This summary description of the Rights and the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement.

Item 3.03 Material Modifications to Rights of Securities Holders.

The information set forth in Items 1.01 and 5.03 is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the adoption of the Rights Agreement, on December 21, 2012 we filed a Certificate of Designation of Series A Preferred Stock with the Secretary of State of the State of Nevada. See the text of Item 1.01 for a more complete description of the rights and preferences of the Series A Preferred Stock. A copy of the Certificate of Designation of Series A Preferred Stock is attached as Exhibit 3.3 to this Current Report on Form 8-K and is incorporated herein by this reference.

Item 8.01 Other Events.

On December 21, 2012, we issued a press release announcing the adoption of the Rights Agreement and the declaration of the dividend of the Rights. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01(d) Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

Affinity Gaming

Date:	December 21, 2012	By:	/s/ Marc H. Rubinstein
Marc H. Rubinstein
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.3	Certificate of Designation of Series A Preferred Stock of Affinity Gaming, as filed with the Secretary of State of the State of Nevada on December 21, 2012
4.1
Rights Agreement, dated December 21, 2012, between Affinity Gaming and American Stock Transfer & Trust Company, LLC, as Rights Agent, which includes the Form of Certificate of Designation of Series A Preferred Stock as Exhibit A, the Form of Rights Certificate as Exhibit B, and the Summary of Rights as Exhibit C

99.1	Press release dated December 21, 2012